SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 6, 2000
                                                           ------------


                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)



           Delaware                     0-20879                   95-4580642
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(State or other jurisdiction       (Commission File             (IRS Employer
    of incorporation)                   Number)              Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
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

Item 5. Other Events.
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     Press  Release.  The press  release of the  Registrant  dated July 6, 2000, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.
         ---------------------------------

         (c) Exhibits.
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                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Press release dated July 6, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 6, 2000                   PYR ENERGY CORPORATION



                                      By: /s/ Andrew P. Calerich
                                          --------------------------------------
                                              Andrew P. Calerich
                                              Chief Financial Officer